Exhibit 99.3

TOPS HOLDING CORPORATION AND TOPS MARKETS, LLC ANNOUNCE TENDER OFFER AND CONSENT SOLICITATION FOR THEIR 10.125% SENIOR SECURED NOTES DUE 2015

Williamsville, NY, December 6, 2012 — Tops Holding Corporation (the “Company” or “Tops”) and Tops Markets, LLC (“Tops Markets” and, together with the Company, the “Issuers”) announced today that they have commenced a cash tender offer (the “Offer”) for any and all of their $350 million aggregate principal amount of outstanding 10.125% senior secured notes due 2015 (the “Notes”), which are guaranteed by all of the subsidiaries of the Company (other than Tops Markets) (the “Guarantees”), and a solicitation of consents to release the collateral securing the Notes and the Guarantees and to certain proposed amendments to the indenture governing the Notes (the “Indenture”) and related collateral documents (the “Security Documents,” such proposed amendments and release are collectively referred to as the “Proposed Amendments and Release”).

The Offer is scheduled to expire at 11:59 p.m., New York City time, on January 4, 2013, unless extended or earlier terminated (the “Expiration Time”).  Holders who validly tender (and do not validly withdraw) their Notes and thereby provide their consents to the Proposed Amendments and Release at or before 5:00 p.m. New York City time, on December 19, 2012, unless extended (the “Consent Expiration”), will be eligible to receive the Total Consideration (as defined below).  The Offer provides for an early settlement option, so that holders whose Notes are validly tendered and not subsequently validly withdrawn prior to the Consent Expiration and accepted for purchase could receive payment as early as December 20, 2012.  Tenders of Notes may be validly withdrawn and consents may be validly revoked until the Withdrawal Time (as defined below).

The “Total Consideration” for each $1,000 principal amount of Notes validly tendered and not subsequently validly withdrawn at or prior to the Consent Expiration is $1,055.63, which includes a consent payment of $10.00 for each $1,000 principal amount of Notes validly tendered and not subsequently validly withdrawn.  Holders tendering Notes after the Consent Expiration will be eligible to receive only the “Tender Offer Consideration,” which is $1045.63 for each $1,000 principal amount of Notes validly tendered and not subsequently validly withdrawn, and does not include a consent payment.  Holders whose Notes are purchased in the Offer will also receive accrued and unpaid interest from the most recent interest payment date for the Notes to, but not including, the applicable payment date.

In connection with the Offer, the Issuers are soliciting consents to the Proposed Amendments and Release.  Holders may not tender their Notes without delivering consents or deliver consents without tendering their Notes.  No consent payments will be made in respect of Notes tendered after the Consent Expiration.  Following receipt of the consent of holders of at least 75% in aggregate principal amount of the Notes outstanding, the Issuers expect to release the collateral securing the Notes and the Guarantees and to execute a supplemental indenture to the Indenture to eliminate most of the restrictive covenants and certain events of default and amend the other provisions in the Indenture (the “Supplemental Indenture”).  If the Issuers do not receive consent of holders of at least 75% in aggregate principal amount of the Notes outstanding but do receive the consent of at least a majority in aggregate principal amount of the Notes outstanding, the Issuers expect to enter into the Supplemental Indenture and to execute amendments to the Security Documents to delete any provisions from the Security Documents prohibiting the grant of liens to secure the Issuer’s proposed issuance of new senior secured notes due 2017 (the “New Notes”), prohibiting the grant of guarantees of the subsidiary guarantors in respect of the New Notes or prohibiting the granting of liens or guarantees on any other debt the Issuers may incur in the future and provide that, notwithstanding the time of perfection of the liens granted under the Security Documents, the collateral securing the Notes and the subsidiary guarantees would secure the New Notes, the new subsidiary guarantees thereunder and any other debt the Issuers may incur in the future on an equal and ratable basis.

Tendered Notes may be withdrawn and consents may be revoked at or before 5:00 p.m., New York City time, on December 19, 2012 (unless extended, the “Withdrawal Time”), but not thereafter, except under limited circumstances.  Any extension, termination or amendment of the Offer will be followed as promptly as practicable by a public announcement thereof.

The Offer is subject to the satisfaction or waiver of certain conditions including: (1) consummation of a capital markets debt financing raising proceeds in an amount sufficient to fund the Offer and related payments, (2) receipt of the consents necessary to release all collateral securing the Notes and the Guarantees, (3) execution of the Supplemental Indenture and (4) certain other customary conditions.

The complete terms and conditions of the Offer are described in the Offer to Purchase and Consent Solicitation Statement dated December 6, 2012, copies of which may be obtained from D.F. King & Co., Inc., the depositary and information agent for the Offer, at (800) 431-9643 (U.S. toll free) or, for banks and brokers, at (212) 269-5550.

The Company has engaged Merrill Lynch, Pierce, Fenner & Smith Incorporated to act as the exclusive dealer manager and solicitation agent in connection with the Offer.  Questions regarding the terms of the Offer may be directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated, at (888) 292-0070  (U.S. toll free) and (646) 855-3401 (collect).

None of the Issuers, the dealer manager and solicitation agent or the depositary and information agent or their respective affiliates is making any recommendation as to whether or not holders should tender all or any portion of their Notes in the Offer or deliver their consent to the Proposed Amendment and Release.

This announcement is not an offer to purchase, a solicitation of an offer to purchase or a solicitation of consents with respect to any securities.  The Offer is being made solely by the Offer to Purchase and Consent Solicitation Statement dated December 6, 2012.  The Offer is not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities or other laws of such jurisdiction.

The information made available in this news release contains forward-looking statements, within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  Such statements reflect the Company’s current view of future events, results of operations, cash flows, performance, business prospects and opportunities.  Wherever used, the words “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will continue,” “will likely result,” “may,” and similar expressions identify forward-looking statements as such term is defined in the Securities Exchange Act of 1934, as amended.  Any such forward-looking statements are subject to risks and uncertainties and the Company’s actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities could differ materially from historical results or from the results expressed in these forward-looking statements.  Some of these risks and uncertainties include, without limitation, the impact of economic and industry conditions, competition, food and drug safety issues, store expansion and remodeling, labor relations issues, costs of providing employee benefits, regulatory matters, legal and administrative proceedings, information technology, security, severe weather, natural disasters, accounting matters, other risk factors relating to our business or industry and other risks detailed from time to time in the Securities and Exchange Commission filings of Tops.  Forward-looking statements contained herein speak only as of the date made and Tops undertakes no obligation to update or publicly announce the revision of any of the forward-looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason.

About Tops Holding Corporation

Tops is a leading supermarket retailer in the upstate New York market, with 146 full-service supermarkets operated under the banners of Tops, GU Family Markets, Grand Union and Bryants and an additional five franchise supermarkets.  Supported by strong brand awareness, customer loyalty and attractive supermarket locations, Tops has operated as a leading grocery retailer in the Buffalo and Rochester metropolitan areas for over 50 years.  Tops is headquartered in Williamsville, New York and has over 13,000 associates.